Exhibit 99.2

Forward Looking Statements The statements contained in this press release regarding the business of MoneyGram International, Inc. that are not historical facts are forward-looking statements and are made under the Safe Harbor provisions of the Private Securities Litigation Reform Act of 1995. These statements are based on management's current expectations and are subject to uncertainty and changes in circumstances due to a number of factors, including, but not limited to: (a) fluctuations in interest rates that may materially adversely affect revenue derived from investment of funds received from the sale of payment instruments; (b) material changes in the market value of securities we hold; (c) material changes in our need for and the availability of liquid assets; (d) successful management of the credit and fraud risks of retail agents, and the credit risk related to our investment portfolio; (e) continued growth rates approximating recent levels for consumer money transfer transactions and other payment product markets; (f) renewal of material retail agent and financial institution customer contracts, or loss of business from significant agents or customers; (g) technological and competitive changes in the payment services industry; (h) changes in laws, regulations or other industry practices and standards which may require significant systems redevelopment, reduce the market for or value of the company's products or services or render products or services less profitable or obsolete; (i) continued political stability in countries in which MoneyGram has material agent relationships; (j) material lawsuits or investigations; (k) catastrophic events that could materially adversely impact operating facilities, communication systems and technology of MoneyGram, its clearing banks or major customers, or that may have a material adverse impact on current economic conditions or levels of consumer spending; (l) material breach of security of any of our systems (m) our ability to comply with the requirements of Sarbanes-Oxley Section 404 regarding the effectiveness of internal controls; and (n) other factors more fully discussed in MoneyGram's filings with the Securities and Exchange Commission. Actual results may differ materially from historical and anticipated results. These forward-looking statements speak only as of the date on which such statements are made, and MoneyGram undertakes no obligation to update such statements to reflect events or circumstances arising after such date. 2

Investment Highlights Clear strategies for growth Strong, growing and defensible market positions Favorable end-market dynamics Leader in payment services solutions and platforms Leverageable platform Long-term contracts Attractive financial profile: cash flow, margins, minimal debt, diverse and recurring revenues 3

MoneyGram International, Inc. Our Purpose: To help people and businesses by providing affordable, reliable, and convenient payment services Our Corporate Values: Respect, Courage, Passion, Integrity, Teamwork MoneyGram International Value Proposition Shareholder Value 4

Providing our worldwide consumers and business partners with a superior value proposition to drive revenue and market share Delivering a superior, reliable, low cost service platform to our business partners and consumers to enhance their profitability and economic benefit Expanding our distribution channels and creating new delivery methods to increase volume and revenue Delivering new payment products and related financial services to complement our product suite Pursuing alliances and acquisitions that complement strategic goals Growth Strategy 5

Controlled Disbursement PrimeLink Suite Financial Money Orders Products Money Transfer Retail Money Orders Global Funds Transfer Payment Systems We Operate Two Business Segments 6 Urgent Bill Payment

Urgent Bill Payment Money Orders Retail chains, check cashers, independents, international post offices, internet users, and financial institutions Transaction fees; Foreign exchange MoneyGram Co-branded Retail chains, check cashers, independents, and internet users Convenience users directed by billers Unbanked/Underbanked consumers Transaction fees Transaction fees; Investment revenue, Dispenser Fees Investment revenue, Transaction fees Transaction fees Unbanked/ Underbanked consumers and convenience users Retail chains, check cashers, and independents ExpressPayment, BuyPay, FlashPay Travelers Express, MoneyGram, Private Label, and Co-branded Travelers Express, Private Label, and Co-branded FSMC, Inc. Global Funds Transfer Payment Systems Official Checks Controlled Disbursement Services Banks, thrifts, credit unions, and non-bank financial institutions Financial institutions, businesses, government Banked consumers, financial institutions State governments, businesses offering rebates Distribution Channel Primary Customer Revenue Sources MoneyGram Brand Unbanked/ Underbanked consumers and convenience users Money Transfer MoneyGram Business Summary 7

MGI Western Union Remaining 3 15 82 One of two global money transfer providers Expanding market Expanding global distribution network Value provider among competitors "Leverageable" operating platform Investing in Marketing, People, and Infrastructure 1IMF Balance of Payments Yearbook Money Transfer Industry Western Union 15% MGI 3% Remaining 82% 8 Global Money Transfer1

41 6 175 million immigrants worldwide 16 20 6 31 25 30 41 6 16 20 31 25 30 6 Immigrants - Our Core Consumer 9

Follows husband to Nairobi Meets brother-in-law in Berlin Reunites with brother in Rome Lives with friends in Paris Rents apartment with sister in London Meets uncle in New York Settles in Minneapolis with her family, staying with aunt for first 6 months Belyew's journey to Minneapolis Born Consumer Profiles 10

Sister: London, England Brother: Rome, Italy Mother: Addis Ababa, Ethiopia Belyew, Minneapolis Belyew's Receivers Consumer Profiles 11

12/1/1998 12/1/1999 12/1/2000 12/1/2001 12/1/2002 Dec-03 Dec-04 Total 26.7 32 38.5 50.3 57.1 63 77 (in thousands) Expanding Global Distribution Network 27 32 39 50 57 63 77 MoneyGram has a large and growing network of global agents Compound annual growth rate of 16% 12

MoneyGram is the Value Provider MoneyGram Niche Players Banks Western Union Service Level and Convenience High Low Low High Time to Delivery 10 mins Variable and unknown 1-3 days 10 mins Affordability Affordable with value added services Affordable no additional services Uncertain Less affordable Safety/ Reliability Safe/reliable Uncertain Safe/reliable Safe/reliable Network/Brand Awareness Global network Growing awareness Geographically Limited Low awareness Geographically Limited Low awareness Global network High awareness 13

Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Total Volume 100 112.67 120.69 131.34 134.28 146.24 159.07 171.59 179.14 196.6 215.04 237.08 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Domestic Orginated 100 108.95 118.31 130.96 140.62 146.62 161.45 174.82 190.99 201.61 222.52 244.89 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Mexico 100 116.1 113.02 108.47 101.37 126.46 138.79 142.4 139.68 172.94 176.74 180.23 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Int'l Originated 100 121.49 134.34 151.15 141.36 161.15 168.19 185.28 174.39 201.77 222.92 259.06 (base year=100) (base year=100) (base year=100) (base year=100) Money Transfer Transaction Volume ------2002------ ------2003------ ------2004------ ------2002------ ------2003------ ------2004------ ------2002------ ------2003------ ------2004------ ------2002------ ------2003------ ------2004------ 14

2004 Money Transfer Diversifying Geographically 15 Other = International + Domestic + Express Payment Mexico 24% Other 76% Other 87% Mexico 13% 2000 % of Total Transaction Volume

Operating Leverage '00 '01 '02 '03 '04 % Op Margin Growth 0 0.3 1.52 1.79 2.26 Money transfer has experienced growth in operating leverage In 2005, MGl will invest in marketing, people and infrastructure for long- term growth 16 Base Year = 0

MGI FDC Post Office Others 325 250 236 50 Strong position in seasoned market Attractive economics Use of paper-based payment instruments is declining at 7 to 10 percent annually Well-positioned to capture market share through new agents and strategic opportunities Focused on maximizing cash flow and profitability Over 50,000 agents and financial institutions MGI 38% Others 6% Post Office 27% FDC 29% Money Order Based on Transaction Volume Maximizing the Value of the Money Order Business 17

or Sending Money Receiving Money Currency type Local Dollar Contact point Method of payment Method Cash/MO at retail Retail Internet Cash Evolving Channels For Retail Businesses eMoneyGram Directed sends Multiple currency Phone Telephone payment and Dollar/ Euro Global Payment System We operate in multiple channels offering convenience and flexibility for our customers 18

New Products Launched MoneyGram e-Money Transfer New Products being introduced in 2005 Pre-Paid Debit / Stored Value Cards Directed sends New Money Transfer Products 19

Superior technology platform and outsourcing solutions Serving over 17,000 financial institution branch locations Meaningful cross selling opportunities Official Checks Payment Systems Segment 20 MGI FDC Other In-House 0.16 0.3 0.04 0.5 MGI 16% FDC 30% Other 4% In-House 50%

Payment Systems New Products CheckTrack RCK Solution Pay on Clear Pay on Clear Pay on Clear Pay on Clear Leveraging Payment Systems processing capabilities and expanding relationships with financial institutions 21

'98 '99 '00 '01 '02 '03 '04 '05 Total 2.3 3 3.8 4.9 6.1 7 6.8 6.5 ($ in billions) Investment Portfolio 22 In late 2002 and 2003 mortgage refinance activity increased balances In 2004, refinance activity declined Forecast

Spin Off Established a public company infrastructure Global Funds Transfer Achievements 36% volume growth 28% revenue growth Payment Systems Achievements Stabilized & Repositioned Repricing Other Sold Game Financial Reduced Portfolio Risk 2004 Highlights 23

2004 2003 2002 Global Funds Transfer 532 450 413 Payment Systems 295 287 295 2004 2003 2002 Global Funds Transfer 103 97 99 Payment Systems 27 15 22 Segment Financial Performance Revenue Operating Income 532 295 450 287 413 295 103 97 99 22 15 27 24

Deploying capital to drive growth and incremental shareholder value Share Buybacks Dividends Technology Enhancements Acquisitions Debt Repayment Debt to Capital Ratio = 21% Total Debt = $150 mm Shareholders Equity = $565 mm Capital 25

MoneyGram International has attractive investment characteristics The spin off from Viad has positioned MGI for even stronger growth We have clear growth strategies and operate in global market with compelling growth opportunities Money Transfer is and will continue to drive total company growth We are introducing new products in both segments Our deployment of capital is based on shareholder value added Summary 26